SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

December 2, 2008

Date of Report (Date of Earliest Event Reported)

Total System Services, Inc.

(Exact Name of Registrant as Specified in its Charter)

Georgia (State of Incorporation)	1-10254 (Commission File Number)	58-1493818 (IRS Employer Identification No.)

One TSYS Way, Columbus, Georgia 31901

(Address of principal executive offices) (Zip Code)

(706) 649-2267

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 2, 2008, Total System Services, Inc. (“TSYS”) issued a press release regarding its agreement with JPMorgan Chase (“Chase”) with respect to the discontinuation of the servicing of Washington Mutual Bank’s (“WaMu’s”) consumer card portfolio by TSYS. Chase acquired WaMu’s portfolio in September 2008 as part of its purchase and assumption agreement with the FDIC regarding the assets and liabilities of WaMu. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits
	Exhibit No.	Description
	99.1	TSYS’ press release dated December 2, 2008

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, TSYS has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOTAL SYSTEM SERVICES, INC.

Dated: December 2, 2008	By:/s/ Kathleen Moates Kathleen Moates Senior Deputy General Counsel

3